EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Aristotle Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission ("the SEC") on the date hereof (the "Report"), I, Dean T. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                    May 13, 2003

                                                                                                    /s/ Dean T. Johnson *

                                                                                                    Dean T. Johnson

                                                                                                    Chief Financial Officer

                                                                                                    (Principal Financial and Accounting Officer)

* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.